SIGNIFICANT ACCOUNTING POLICIES - Summary of Contract Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Contract liabilities, current
Deferred revenues	$ 4,004	$ 135
Customer advance payment	78	61
Total	4,082	196
Contract liabilities, long-term
Deferred revenues	61	4,517
Total contract liabilities	$ 4,143	$ 4,713